Exhibit 10.8

EXECUTION VERSION
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
MGM GROWTH PROPERTIES LLC,
MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP,
AND
THE INVESTORS PARTY HERETO
Dated October 5, 2017

TABLE OF CONTENTS
Pages
ARTICLE I
CERTAIN DEFINITIONS
ARTICLE II
REGISTRATION REQUEST

SECTION 2.1.	Request 4

SECTION 2.2.	Piggyback Registration 5

SECTION 2.3.	Expenses 5

SECTION 2.4.	Other Registration 6
ARTICLE III
INCIDENTAL AND SHELF REGISTRATION

SECTION 3.1.	Notice and Incidental Registration 6

SECTION 3.2.	Shelf Registration Statement 7
ARTICLE IV
PROCEDURES

SECTION 4.1.	Registration and Qualification 9

SECTION 4.2.	Underwriting 11

SECTION 4.3.	Blackout Periods 12

SECTION 4.4.	Qualification for Rule 144 Sales 13
ARTICLE V
PREPARATION; REASONABLE INVESTIGATION

SECTION 5.1.	Preparation; Reasonable Investigation 14

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ARTICLE VI
RESTRICTIONS ON PUBLIC SALE

SECTION 6.1.	Restrictions on Public Sale 14
ARTICLE VII
INDEMNIFICATION AND CONTRIBUTION

SECTION 7.1.	Indemnification 16
ARTICLE VIII
BENEFITS OF REGISTRATION RIGHTS

SECTION 8.1.	Benefits of Registration Rights 19
ARTICLE IX
MISCELLANEOUS

SECTION 9.1.	No Inconsistent Agreements 19

SECTION 9.2.	Captions 19

SECTION 9.3.	Severability 19

SECTION 9.4.	Modification and Amendment 19

SECTION 9.5.	Counterparts 20

SECTION 9.6.	Entire Agreement 20

SECTION 9.7.	Assignment; Successors and Assigns; Joinders 20

SECTION 9.8.	Notices 20

SECTION 9.9.	Specific Performance 20

SECTION 9.10.	Dispute Resolution 20

SECTION 9.11.	Governing Law; Jurisdiction 21

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REGISTRATION RIGHTS AGREEMENT
This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amended and Restated Agreement”) is dated as of October 5, 2017 by and among MGM Growth Properties LLC, a Delaware limited liability company (the “Company”), certain wholly owned subsidiaries of MGM Resorts International, a Delaware corporation (“MGM”) listed as “Holders” on the signatures pages hereto or who may from time to time become party to this Agreement by joinder as set forth herein (each, a “Holder” and collectively, the “Holders”), the Permitted Transferees (as defined below) that become party hereto in accordance with this Agreement (the Holders and Permitted Transferees are sometimes referred to herein individually as an “Investor” and collectively as the “Investors”) and MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (the “Partnership”).
W I T N E S S E T H:
WHEREAS, the parties to the registration rights agreement dated April 25, 2016 (as amended, supplemented, restated, waived or otherwise modified prior to the date of this Amended and Restated Agreement, the “Existing Agreement,” and the Existing Agreement, as amended and restated by this Amended and Restated Agreement, the “Registration Rights Agreement”) wish to amend and restate the Existing Agreement; and
WHEREAS, pursuant to Section 9.4 of the Existing Agreement, all parties thereto have consented to this Amended and Restated Registration Rights Agreement and the provisions set forth herein;
WHEREAS, Investors own certain Common Units (as defined below);
WHEREAS, subject to the various limitations contained in the Partnership Agreement (as defined below), the Investors are entitled to redeem their Common Units for cash or, at the election of the conflicts committee of the Board of Directors of the Company on behalf of the Company, REIT Class A Shares (as defined below); and
WHEREAS, the Company desires to provide to the Investors certain registration rights as set forth herein with respect to the REIT Class A Shares issuable by the Company in respect of the redemption of Common Units pursuant to the Partnership Agreement.
NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
11.1    “Affiliates” has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

11.2    “Agreement” is defined in the preamble of this Agreement.
11.3    “Blackout Period” is defined in Section 4.3(a).
11.4    “Business Day” means any day on which the New York Stock Exchange or such other exchange as the REIT Class A Shares are listed is open for trading.
11.5    “Common Units” has the meaning given to such term in the Partnership Agreement.
11.6    “Company” is defined in the preamble of this Agreement and shall include any successor thereto.
11.7    “Company Securities” is defined in Section 3.1.
11.8    “Contribution Agreement” means the Master Contribution Agreement, to be entered into in connection with the IPO, by and among MGM, the Company and the Partnership.
11.9    “Effectiveness Period” is defined in Section 3.2(a).
11.10    “Eligible Securities” means all or any portion of the REIT Class A Shares acquired or that may be acquired by an Investor or its designee upon redemption, conversion or exchange of Common Units, and any other securities issued or issuable with respect to, on account of or in exchange for Eligible Securities, whether by stock split, stock dividend, recapitalization, merger, charter amendment or otherwise that are held by an Investor or its designee. Eligible Securities shall cease to be Eligible Securities when (i) a registration statement with respect to the sale of such Eligible Securities shall have become effective under the Securities Act and such Eligible Securities shall have been disposed of in accordance with such registration statement, (ii) such Eligible Securities shall have been otherwise transferred pursuant to Rule 144 (or any successor rule) or pursuant to another applicable exemption from registration under the Securities Act to a Person that is not an Investor or a designee thereof, new certificates for such Eligible Securities not bearing a legend restricting further transfer shall have been delivered by the Company and such Eligible Securities shall be freely transferable to the public (without limitations on volume) without registration under the Securities Act or (iii) such Eligible Securities are no longer outstanding.
11.11    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.
11.12    “Holder” means the wholly owned subsidiaries of MGM Resorts International listed as “Holders” on the signature pages hereto, and any existing or future subsidiary of MGM that executes a Joinder Agreement pursuant to Section 2.3 hereof.
11.13    “Information Blackout” is defined in Section 4.3(a).
11.14    “Investor” is defined in the preamble of this Agreement.

11.15    “IPO” means the initial public offering of the Company.
11.16    “Lock-up Commitment” is defined in Section 6.1(a).
11.17    “MGM” is defined in the preamble of this Agreement.
11.18    “Other Securities” is defined in Section 2.2.
11.19    “Participating Holder” is defined in Section 2.2.
11.20    “Partnership” is defined in the preamble of this Agreement.
11.21    “Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, to be entered into in connection with the IPO, as the same may be amended, restated or supplemented from time to time.
11.22    “Person” means an individual, a partnership (general or limited), corporation, real estate investment trust, joint venture, business trust, cooperative, limited liability company, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.
11.23    “Permitted Transferees” means any Affiliate of the Holders that has become a party hereto in accordance with Section 9.7(a).
11.24    “Qualifying Other Holder” is defined in Section 2.2.
11.25    “Registration Delay” is defined in Section 4.3(a).
11.26    “Registration Expenses” means all expenses incurred in connection with the Company’s performance of or compliance with the registration requirements set forth in this Agreement, including, without limitation, the following: (i) the fees, disbursements and expenses of the Company’s counsel(s) (United States and foreign), accountants, experts and other persons retained by the Company in connection with the registration, offering and sale of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus, final prospectus or free writing prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws (v) the filing fees incident to securing any required review by the Financial Industry Regulatory Authority (or any successor thereto) of the terms of the sale of Eligible Securities to be disposed of; (vi) SEC and blue sky registration fees attributable to Eligible Securities; (vii) the fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange or quotation system on which the Company’s equity securities are then listed; (viii) the reasonable fees and disbursements for one counsel or firm to the Investors (as well as one local counsel) selected by the Holder; (ix) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice; and (x) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging, to the extent not borne by the underwriters; provided, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, any out-of-pocket expenses of the Selling Investors (including any fees and expenses of their brokers) or transfer taxes applicable to Eligible Securities.
11.27    “Registration Request Notice” is defined in Section 2.1.
11.28    “REIT Class A Shares” has the meaning given to such term in the Partnership Agreement and shall include equivalent securities of any successor to the Company.
11.29    “Requesting Investor” means an Investor requesting registration of its Eligible Securities in accordance with the terms hereof.
11.30    “SEC” means the United States Securities and Exchange Commission.
11.31    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.
11.32    “Selling Investor” means the Requesting Investor and each Investor who has requested registration pursuant to Articles II or III, as applicable.
11.33    “Shelf Registration Statement” is defined in Section 3.2(a).
11.34    “Underwritten Offering” is defined in Section 3.1(b).
11.35    “Underwritten Offering Notice” is defined in Section 6.1(a).
ARTICLE II
REGISTRATION REQUEST
SECTION 2.1.    Request. From and after the one (1) year anniversary of the first day of the first full calendar month following the date of this Agreement and subject to Section 4.3, upon written request from a Requesting Investor requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Investor, which notice may be delivered at any time after such one (1) year anniversary and which notice shall specify the intended method or methods of disposition of such Eligible Securities (the “Registration Request Notice”), unless such Eligible Securities are included in a currently effective registration statement of the Company permitting the resale of such Eligible Securities in the manner contemplated by the Requesting Investor, the Company will use its reasonable best efforts to (as promptly as practicable) file the appropriate registration statement under the

Securities Act with the SEC and (as promptly as reasonably practicable, but in any event within 180 days of such request) cause such registration statement to be declared effective by the SEC and to permit the disposition of such Eligible Securities in accordance with the intended method or methods of disposition stated in such request; provided, that:
(a)    if the Company shall have previously caused a registration statement to be declared effective by the SEC with respect to Eligible Securities pursuant to Article III, the Company shall not be required to cause a subsequent registration statement to be declared effective by the SEC pursuant to this Section 2.1 until a period of ninety (90) days shall have elapsed from the effective date of the most recent such previous registration, unless such earlier registration was pursuant to Section 3.1 and the Selling Investors in connection therewith were subjected to a cutback in accordance with Section 3.1(e); and
(b)    the Company shall not be required to effect (i) more than three (3) registrations pursuant to this Article II in any calendar year or (ii) a registration of Eligible Securities, the fair market value of which on the date of receipt by the Company of the Registration Request Notice is less than $5,000,000.
SECTION 2.2.    Piggyback Registration. If at any time the Company proposes to register any REIT Class A Shares, any equity securities exercisable for, convertible into or exchangeable for REIT Class A Shares, or other securities issued by it having terms substantially similar to Eligible Securities for public resale under the Securities Act by any holder of registration rights, pursuant to a registration rights agreement entered into by it with the Company on or after the date of this Agreement (a “Qualifying Other Holder”, and such securities, “Other Securities”) and on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Investors of its intention to do so, and upon the written request of any Investor delivered to the Company within ten (10) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will use reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Investor(s) (each a “Participating Holder”), to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided, however, that if the Company shall have been advised by a nationally recognized independent investment banking firm selected by the Company and/or the Qualifying Other Holder and reasonably acceptable to the Participating Holders to act as lead underwriter in connection with the public offering of securities under this Section 2.2 that, in such firm’s opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the scheduled offering of securities, then the aggregate number of securities requested to be included in such registration by the Participating Holders and the Qualifying Other Holder(s) shall be reduced pro rata among the Participating Holders and the Qualifying Other Holder(s) according to the total number of securities requested to be registered by such Persons. Notwithstanding any request under this Section 2.2, a Selling

Investor may elect in writing prior to the effective date of a registration under this Section 2.2 not to register its Eligible Securities in connection with such registration.
SECTION 2.3.    Expenses. The Company shall bear all Registration Expenses in connection with any registration pursuant to this Article II, whether or not such registration statement becomes effective; provided, however, that if the Investors request a registration pursuant to Section 2.1 and subsequently withdraw their request, then such Investors shall either pay all Registration Expenses incurred in connection with such registration or forfeit the right to request another registration during the subsequent ninety (90) days, unless the withdrawal of such request is the result of facts or circumstances relating to the Company or the REIT Class A Shares that arise after the date on which such request was made and would have a material adverse effect on the offering of the Eligible Securities or such withdrawal occurs after the implementation of, and within twenty (20) Business Days after the end of, a Blackout Period.
SECTION 2.4.    Other Registration. Except as expressly provided in Article III, no registration of Eligible Securities effected under this Article II shall relieve the Company of its obligation (if any) to effect registration of other Eligible Securities pursuant to Article III.
ARTICLE III
INCIDENTAL AND SHELF REGISTRATION
SECTION 3.1.    Notice and Incidental Registration. If the Company proposes to register any REIT Class A Shares, any equity securities exercisable for, convertible into or exchangeable for REIT Class A Shares, or other securities issued by it having terms substantially similar to Eligible Securities (the “Company Securities”) for public sale by the Company under the Securities Act on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Investors of its intention to do so, and upon the written request of any Investor delivered to the Company within ten (10) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by the Investor and the intended method of disposition thereof), the Company will use reasonable best efforts to effect, in connection with the registration of the Company Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Investor(s), to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered; provided, that:
(a)    If, at any time after giving such written notice of its intention to register any of the Company Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company Securities, the Company may, at its election, give written notice of such determination to the Selling Investors and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Company Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2), without prejudice, however, to the rights (if any) of the Selling Investors immediately to request that such registration be effected as a registration under Article II;
(b)    The Company shall not be required to give notice of or effect any registration of Eligible Securities under this Section 3.1 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans, share options or other employee benefit plans, or any other offering other than pursuant to a firm commitment underwriting agreement (an “Underwritten Offering”);
(c)    Notwithstanding any request under this Section 3.1, a Selling Investor may elect in writing prior to the effective date of a registration under this Section 3.1 not to register its Eligible Securities in connection with such registration;
(d)    No registration of Eligible Securities effected under this Section 3.1 shall relieve the Company of its obligation (if any) to effect registration of other Eligible Securities pursuant to Article II or Section 3.2;
(e)    The Company will not be required to effect any registration of Eligible Securities pursuant to this Section 3.1 if the Company shall have been advised by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm’s opinion, a registration of Eligible Securities requested to be registered at that time would materially and adversely affect the scheduled offering of securities; provided, however, that if an offering of some but not all of the Eligible Securities requested to be registered by the Investor(s) would not materially adversely affect the Company’s offering of securities, the aggregate number of Eligible Securities requested to be included in such offering by the Investors shall be reduced such that securities are included as follows: (1) first, 100% of the securities that the Company proposes to sell, (2) second, and only if all the securities referred to in clause (1) have been included, the number of Eligible Securities and Other Securities, if any, eligible for inclusion in such registration, allocated pro rata among the Investors and Qualifying Other Holders according to the total number of Eligible Securities and Other Securities, if any, requested to be registered by such Investors; and
(f)    The Company shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Section 3.1.
SECTION 3.2.    Shelf Registration Statement.
(a)    Shelf Registration Statement. From and after the one (1) year anniversary of the first day of the first full calendar month following the date of this Agreement and subject to Section 4.3, the Company shall, upon request of any Investor, as promptly as reasonably practicable file with the SEC a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 covering the resale of all of the Eligible Securities (the “Shelf Registration Statement”). The Shelf Registration Statement shall be on the appropriate form permitting registration of such Eligible Securities for resale by the Investors in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company will notify each Investor when such Shelf Registration Statement has become effective. The Company shall not be required to maintain in effect more than one shelf registration at any one time pursuant to this Section 3.2(a). The Company shall (subject to the limitations on registration obligations of the Company set forth in Articles II and III, which shall be applicable with respect to the Shelf Registration) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing of the Shelf Registration Statement, or automatically if the Company is eligible to file an automatically effective shelf registration statement, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date (“Effectiveness Period”) when all Eligible Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement.
(b)    Shelf Offerings. Subject to Section 4.3, the Investors shall have the right to conduct an unlimited number of offerings under the Shelf Registration Statement, including underwritten offerings; provided, that the Company shall have no obligation to effect more than one such underwritten offering in every 90-day period during the Effectiveness Period.
(c)    Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.
(d)    Supplement and Amendments. Subject to Section 4.3, the Company shall promptly supplement and amend the Shelf Registration Statement and the prospectus included therein if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement or by the Securities Act.
(e)    Other Shares. In no event shall the Company agree to register REIT Class A Shares or any Other Securities for issuance by the Company or resale by any Persons other than the Investors in any registration statement filed pursuant to this Section 3.2 without the express written consent of the Holders holding a majority of the Eligible Securities, which consent shall be entirely discretionary.
(f)    Other Registrations. Notwithstanding any other provisions contained herein to the contrary, the Company shall not be required to effect any shelf registration or to keep any Shelf Registration Statement effective pursuant to this Section 3.2 if the Investors exercise their right to request a demand registration pursuant to Article II and such demand registration includes all of the Eligible Securities owned by all of the Investors and such securities are sold pursuant to such demand registration.

(g)    Expenses. The Company shall bear all Registration Expenses in connection with any shelf registration pursuant to this Section 3.2, whether or not such shelf registration becomes effective; provided, however, that if the Investor(s) request a shelf registration and subsequently withdraw their request, then such Investors shall either pay all Registration Expenses incurred in connection with such shelf registration or forfeit the right to request another shelf registration during the subsequent ninety (90) days, unless the withdrawal of such request is the result of facts or circumstances relating to the Company or the REIT Class A Shares that arise after the date on which such request was made and would have an adverse effect on the offering of the Eligible Securities or such withdrawal occurs after the implementation of, and within twenty (20) Business Days after the end of, a Blackout Period.
ARTICLE IV
PROCEDURES
SECTION 4.1.    Registration and Qualification. If and whenever the Company is required to use all reasonable best efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Articles II or III, and subject to the limitations set forth in Sections 2.1, 2.2, 3.1 and 3.2, the Company will, as promptly as is practicable:
(a)    prepare, file and use all reasonable best efforts to cause to become effective and to remain continuously effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;
(b)    prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Investors set forth in such registration statement;
(c)    furnish to the Investors and any of the Selling Investors and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case, including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Investors or such underwriter may reasonably request;
(d)    use all reasonable best efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investor or any of the Selling Investors or any underwriter of such Eligible Securities shall reasonably request, and use all reasonable best efforts to do other acts and things which may be reasonably requested by the Investor or any Selling

Investors or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation on its income in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;
(e)    use all reasonable best efforts to list the Eligible Securities on each national securities exchange or quotation system on which the REIT Class A Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;
(f)    notify the Investor and any of the Selling Investors as soon as reasonably practicable and, if requested by any such Person, confirm such notice in writing:
(i)    (A) when a prospectus, any prospectus supplement or free writing prospectus or post-effective amendment is proposed to be filed in respect of a registration statement filed pursuant to Section 2.1 or Section 3.2 of this Agreement, and (B) with respect to such registration statement or any post‑effective amendment thereto, when the same has become effective;
(ii)    of any written comments from the SEC with respect to any filing and of any request by the SEC or any other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or for additional information related thereto;
(iii)    of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or effectiveness of any registration statement filed pursuant to this Agreement or the initiation of any proceedings for that purpose;
(iv)    of the receipt by the Company of any notification with respect to the suspension of qualification or exemption from qualification of any of the Eligible Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;
(v)    of the existence of any fact or the happening of any event that makes any statement of material fact made in any registration statement filed pursuant to this Agreement or related prospectus untrue in any material respect, or that requires the making of any changes in such registration statement or prospectus so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the prospectus, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated

therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
(vi)    of the determination by the Company that a post-effective amendment to a registration statement filed pursuant to this Agreement will be filed with the SEC; and
(g)    (i) upon the occurrence of any event contemplated by Sections 4.1(f)(ii), (iii) or (iv), use its reasonable best efforts to respond to such comments, prepare such amendment or supplement, furnish such additional information, or obtain the withdrawal of such stop order, order, injunction or suspension of qualification or exemption, as applicable, as promptly as practicable, and (ii) upon the occurrence of any event contemplated by Section 4.1(f)(v), at the request of the Investor or a Selling Investor, prepare and furnish to the Investor and any of the Selling Investors as many copies as requested of a supplement or amendment, including, if appropriate, a post-effective amendment to the registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
The Company may require the Investor(s) and any of the Selling Investors to furnish the Company such information regarding the Investor(s) and any of the Selling Investors and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.
SECTION 4.2.    Underwriting.
(a)    If any Selling Investor so elects, an offering under this Agreement shall, by written notice delivered to the Company, be in the form of an Underwritten Offering. With respect to any such Underwritten Offering, the Selling Investors shall select an investment banking firm of international standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Company, following which selection the Company and the Selling Investors shall cooperate to effect such transaction as promptly as reasonably practicable.
(b)    In the case of an Underwritten Offering, the Company and the Partnership will enter into and perform their obligations under an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and the Partnership and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, which may include, without limitation, indemnities and contribution to the effect and to the extent provided in Article VII and the provision of opinions of counsel and accountants’ letters as are customarily delivered by issuers to underwriters in secondary underwritten public offerings of securities. The holders of Eligible Securities on whose behalf such securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of such securities, but only to the extent such representations and warranties and other agreements are customarily made by issuers to selling stockholders in secondary underwritten public offerings, and the holders of Eligible Securities included in such underwritten registration shall be required to make representations or warranties to, and other agreements with, the Company and the underwriters in connection with such underwriting agreement as are customarily made by selling stockholders in secondary underwritten public offerings; provided, however, that no holder of Eligible Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters regarding such holder’s knowledge about the Company or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in Section 7.1(b), or to the underwriters with respect thereto, except to the extent of the indemnification being given to the Company and its controlling Persons in Section 7.1(b).
(c)    In the event that any registration pursuant to Articles II or III shall involve, in whole or in part, an Underwritten Offering, the Company will, if requested by the Investors or the underwriters in such offering, cause the appropriate officers of the Company and/or the Partnership to attend and participate in “road shows” and other information meetings, if any, organized by the underwriters, as reasonably requested; provided, that the Company shall have no obligation to participate in more than two (2) “road shows” in any twelve (12) consecutive month period, and such participation shall not unreasonably interfere with the business operations of the Company.
SECTION 4.3.    Blackout Periods.
(a)    (i) At any time when a registration statement effected pursuant to Articles II or III relating to Eligible Securities is effective, upon written notice from the Company to the Selling Investors that the Board of Directors of the Company has determined in good faith, with the advice of counsel, that the Selling Investors’ sale of Eligible Securities pursuant to the registration statement would be reasonably likely to require disclosure of non-public material information the disclosure of which would not otherwise be required to be disclosed and would be reasonably likely to have a material adverse effect on the Company (an “Information Blackout”), the Selling Investors shall suspend sales of Eligible Securities pursuant to such registration statement and (ii) if, while a registration request is pending pursuant to Articles II or III, the Board of Directors of the Company determines that an Information Blackout is required, or that any such filing or the offering of any Eligible Securities would be reasonably likely to materially adversely affect or materially delay any proposed material financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction involving the Company or the Partnership, the Company shall deliver to the Investors a certificate to such effect signed by its Chief Executive Officer or Chief Financial Officer,

and the Company shall not be required to file a registration statement, prospectus or any amendment or any supplement thereto pursuant to Articles II or III (a “Registration Delay”); provided, that any such suspension or postponement under (i) and (ii) of this Section 4.3(a) shall only continue until the earliest of:
(1)    the date upon which such material information is disclosed to the public or ceases to be material;
(2)    sixty (60) days after the Company’s delivery of such written notice to the Selling Investors;
(3)    in the case of clause (i) above, such time as the Company notifies the Selling Investors that sales pursuant to such registration statement may be resumed; and
(4)    in the case of clause (ii) above, the date upon which the financing, offer or sale of securities, acquisition, corporate reorganization or other material transaction referred to therein concludes.
The number of days from such suspension of sales by the Selling Investors until the day when such sales may be resumed under clause (1), (2) or (3) hereof, or from the date of a notice of a Registration Delay until the date such affected registration process resumes under clause (1), (2) or (4) hereof, shall be called a “Blackout Period. In no event may the Company deliver more than two (2) notices, collectively, of an Information Blackout and/or a Registration Delay in any twelve (12) consecutive month period, and the aggregate number of days in which any Blackout Periods may be in effect in any twelve (12) consecutive month period shall not exceed ninety (90) days.
(b)    Any delivery by the Company of a written notice of a Registration Delay following a registration request by a Requesting Investor pursuant to Section 2.1 or by an Investor pursuant to Section 3.2, and before the effectiveness of the related registration statement, or of a written notice of an Information Blackout during the sixty (60) days immediately following effectiveness of any registration statement effected pursuant to Article II, shall give the Investors the right, by written notice to the Company within twenty (20) Business Days after the end of such Blackout Period, to cancel such registration and obtain one additional registration right during such calendar year under Article II.
(c)    The Company shall not effect any public offering of its securities during any Blackout Period other than in connection with such proposed transaction described in Section 4.3(a); provided, that the Investors shall have incidental registration rights with respect to such primary offering of securities by the Company in accordance with, and subject to the restrictions set forth in, Section 3.1.
SECTION 4.4.    Qualification for Rule 144 Sales. The Company covenants that it will use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the written request of an Investor, use its reasonable best efforts to make publicly available such necessary information for so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will use its reasonable best efforts to take any such further action as reasonably requested by any Investor, all to the extent required from time to time to enable Investors to sell Eligible Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, Rule 144A or Regulation S under the Securities Act, as each may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.
ARTICLE V
PREPARATION; REASONABLE INVESTIGATION
SECTION 5.1.    Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering or offering Eligible Securities under the Securities Act, the Company will give the Investors, any of the Selling Investors and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers, counsel and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act; provided, that the Company may require them to enter into a customary confidentiality agreement.
ARTICLE VI
RESTRICTIONS ON PUBLIC SALE
SECTION 6.1.    Restrictions on Public Sale.
(a)    Notwithstanding any registration rights set forth in this Agreement, upon written notice by the Company to the Investors, the Investors shall, in the event (x) the Company is issuing equity securities with an aggregate fair market value of at least $50,000,000 to the public, or (y) any Qualifying Other Holder is proposing to sell REIT Class A Shares with an aggregate fair market value of at least $50,000,000, in each case in an Underwritten Offering, and, if requested in writing by the managing underwriter or underwriters for such underwritten offering, not effect (and sign a written commitment to the underwriter(s) (a “Lock-up Commitment”) to not effect) any public sale or distribution of Eligible Securities or any securities convertible into or exchangeable or exercisable for such Eligible Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the seventh (7th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) or, if later, the date of such written request of the underwriter(s), provided that the Lock-up Commitment period shall not exceed the lesser of (i) sixty (60) days and (ii) the duration of similar restrictions agreed to by the Company with respect to the Company’s or its directors’ and executive officers’ activity in other Underwritten Offerings (whichever period is shorter), and in each case, so long as (i) the managing underwriter or underwriters obtains a written commitment of each Company director and executive officer and, in connection with a registration under clause (y) above, the Qualifying Other Holder, to agree to the same restrictions and (ii) the Investors are afforded piggyback and incidental registration rights, as applicable, with respect to such offerings of securities in accordance with, and subject to the restrictions set forth in, Section 2.2 and Section 3.1, respectively; provided, however, that such Lock-up Commitment shall not prohibit transfers or distributions (i) as bona fide gifts or gifts or dispositions by will or intestacy, (ii) to any trust for the direct or indirect benefit of the Investor or the immediate family of the Investor, (iii) in-kind to an Investor’s limited partners, members or stockholders of or other holders of equity interests in the Investor or the estate of any of the foregoing, (iv) to a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the Investor, or is wholly owned by the Investor and/or members of the Investor’s immediate family, (v) to the Investor’s Affiliates or to any investment fund or other entity controlled or managed by the Investor or (vi) to a nominee or custodian or a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (v) above, provided that any transferee in the case of clauses (i) through (v) agrees to be bound by the restrictions set forth in this Section 6.1(a), such transfers are not required to be reported with the SEC on Form 4 in accordance with Section 16 of the Exchange Act. Any notice delivered to the Investors pursuant to this Section 6.1(a) (an “Underwritten Offering Notice”) shall be delivered not less than five (5) Business Days prior to the date of the underwriting agreement for such offering. The Company shall not deliver more than two (2) Underwritten Offering Notices pursuant to this Section 6.1(a) in any twelve (12) consecutive month period.
(b)    In the event of a sale of REIT Class A Shares by the Investors in an Underwritten Offering pursuant to Section 4.2, if requested in writing by the managing underwriter or underwriters for such Underwritten Offering, the Company will, and shall use reasonable best efforts to cause its directors, executive officers and any other Qualifying Other Holder to, sign a Lock-Up Commitment to the underwriter(s) to not effect any public sale or distribution of REIT Class A Shares or any securities convertible into or exchangeable or exercisable for REIT Class A Shares, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, for a period commencing on the seventh (7th) day prior to the date such underwritten offering commences (such offering being deemed to commence for this purpose on the later of the effective date for the registration statement for such offering or, if applicable, the date of the prospectus supplement for such offering) or, if later, the date of such written request of the underwriter(s), provided that the Lock-up Commitment period shall not exceed the lesser of (i) sixty (60) days, (ii) the duration of similar restrictions agreed to by the Company with respect to the Company’s or its directors’ and executive officers’ activity in other Underwritten Offerings and (ii) the date of the expiration of the lock-up imposed on the Investors in respect of such offering (whichever period is shorter). Notwithstanding anything to the contrary in this Section 6.1, (x) if the Investors fail to sign a Lock-Up Commitment in accordance with, and subject to the terms and limitations set forth in, Section 6.1(a)(x), then the Company’s obligations under this Section 6.1(b) shall terminate, (y) if the Company fails to sign a Lock-Up Commitment in accordance with, and subject to the terms and limitations set forth in, this Section 6.1(b), then the Investors’ obligations under Section 6.1(a)(x) shall terminate and (z) if a Qualifying Other Holder fails to sign a Lock-Up Commitment in accordance with, and subject to the terms and limitations set forth in, this Section 6.1(b), then the Investors’ obligations under Section 6.1(a)(y) shall terminate with respect to such Qualifying Other Holder.
(c)    Notwithstanding the foregoing, the Company shall not, and shall not be required to, use reasonable best efforts to impose restrictions on sales and distributions of Eligible Securities by the Investors for more than one hundred (100) days in the aggregate in any twelve (12) consecutive month period.
ARTICLE VII
INDEMNIFICATION AND CONTRIBUTION
SECTION 7.1.    Indemnification.
(a)    In the event of any registration of Eligible Securities hereunder, the Company will, and hereby does, indemnify and hold harmless, each Selling Investor, its respective directors, trustees, officers, partners, agents, and employees and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls each such Selling Investor or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement contemplated hereby under which Eligible Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement to the foregoing, in light of the circumstances in which they were made) not misleading, and the Company will reimburse each such Selling Investor and each such director, trustee, officer, partner, agent, or employee, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, expense, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Investor or underwriter specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.
(b)    Each Selling Investor, severally and not jointly, will, and hereby does, indemnify and hold harmless the Company, its directors, officers, employees, agents and each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls the Company within the meaning of the Securities Act against any and all losses, claims, damages, expenses or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, to which each such indemnified party may become subject under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement to the foregoing, in light of the circumstances in which they were made) not misleading, but only to the extent that such statement or omission was made in reliance upon and, in conformity with, written information furnished by or on behalf of such Selling Investor to the Company specifically for inclusion in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. In no event shall the liability of any Selling Investor hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Investor upon the sale of the Eligible Securities giving rise to such indemnification obligation.
(c)    Promptly after receipt by any indemnified party hereunder of notice of the commencement of any action or proceeding involving a claim referred to in Section 7.1(a) or (b), the indemnified party will notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under Section 7.1(a) or (b) (except to the extent that is has been prejudiced in any material respect by such failure). In case any such action, suit, claim or proceeding is brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such action, suit, claim or proceeding within a reasonable time after notice of commencement of the action, suit, claim or proceeding, or (iii) such indemnified party shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or shall otherwise be applicable, then the reasonable fees and expenses of one counsel selected by a majority in interest of the indemnified parties (and up to one local counsel to the extent reasonably necessary) shall be borne by the indemnifying party. If, in any case specified in the foregoing clauses (i), (ii) or (iii), the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party. Anything in this Section 7.1(c) to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action, suit, claim or proceeding effected without its prior written consent (which consent in the case of an action, suit, claim or proceeding exclusively seeking monetary relief shall not be unreasonably withheld or delayed). Such indemnification shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party.
(d)    If for any reason the indemnity under this Section 7.1 is unavailable or is insufficient to hold harmless any indemnified party under Section 7.1(a) or (b), then the indemnifying parties shall contribute to the amount paid or payable to the indemnified party as a result of any loss, claim, expense, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), and legal or other expenses reasonably incurred by the indemnified party in connection with investigating or defending any such loss, claim, expense, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinbefore calculated, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party in such proportion as is appropriate to reflect not only such relative fault of, but also the relative benefits received by, the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.1(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 7.1(d). Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    Notwithstanding any other provision of this Section 7.1, to the extent that any director, trustee, officer, partner, agent, employee, or other representative (current or former) of any indemnified party is a witness in any action or proceeding, the indemnifying party agrees to pay to the indemnified party all expenses reasonably incurred by, or on the behalf of, the indemnified party and such witness in connection therewith.
(f)    All legal and other expenses reasonably incurred by or on behalf of any indemnified party in connection with investigating or defending any loss, claim, expense, damage, liability, action or proceeding which are to be borne by the indemnifying party pursuant to this Section 7.1 shall be paid by the indemnifying party in advance of the final disposition of such investigation, defense, action or proceeding within thirty (30) days after the receipt by the indemnifying party of a statement or statements from the indemnified party requesting from time to time such payment, advance or advances. The entitlement of each indemnified party to such payment or advancement of expenses shall include those incurred in connection with any action or proceeding by the indemnified party seeking an adjudication or award in arbitration pursuant to this Section 7.1. Such statement or statements shall reasonably evidence such expenses incurred by the indemnified party in connection therewith.
(g)    The termination of any proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the rights of any indemnified party to indemnification hereunder or create a presumption that any indemnified party violated any federal or state securities laws.
(h)    The indemnity agreements contained in this Section 7.1 shall be in addition to any other rights (to indemnification, contribution or otherwise) which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of any Eligible Securities by any Investor.
ARTICLE VIII
BENEFITS OF REGISTRATION RIGHTS
SECTION 8.1.    Benefits of Registration Rights. The Investors may severally or jointly exercise the registration rights hereunder in such proportion as they shall agree among themselves. In the event that the Company receives conflicting direction from Investors with respect to actions to be taken hereunder, the direction of MGM shall be the only direction the Company shall be required to follow.
ARTICLE IX
MISCELLANEOUS
SECTION 9.1.    No Inconsistent Agreements. Neither the Company nor the Partnership has entered and neither of them will enter into any agreement that is inconsistent with the rights granted to the Investors in this Agreement or that otherwise conflicts with the provisions hereof in any material respect. The rights granted to the Investors hereunder do not in any material way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or the Partnership’s other issued and outstanding securities under any such agreements.
SECTION 9.2.    Captions. The captions or headings in this Agreement are for convenience and reference only, and in no way define, describe, extend or limit the scope or intent of this Agreement.
SECTION 9.3.    Severability. If any clause, provision or section of this Agreement shall be invalid or unenforceable, the invalidity or unenforceability of such clause, provision or section shall not affect the enforceability or validity of any of the remaining clauses, provisions or sections hereof to the extent permitted by applicable law.
SECTION 9.4.    Modification and Amendment. This Agreement may not be changed, modified, discharged or amended, except by an instrument signed by all of the parties hereto.
SECTION 9.5.    Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
SECTION 9.6.    Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties and supersedes any prior understandings and/or written or oral agreements among them respecting the subject matter herein.
SECTION 9.7.    Assignment; Successors and Assigns; Joinders.
(a)    Except as set forth in the next sentence, this Agreement and the rights granted hereunder may not be assigned by any Investor without the prior written consent of the Company, which may be granted or withheld by the Company in its sole and absolute discretion. Each Investor will be permitted to assign its rights under this Agreement to its Permitted Transferees, so long as the applicable transferee executes and delivers to the Company an instrument, in form and substance acceptable to the Company, agreeing to be bound by the terms of this Agreement as if it were an original party hereto. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective successors and permitted assigns.

(b)    Each party hereto acknowledges and agrees that each existing or future subsidiary of MGM that, from time to time, executes and delivers a joinder agreement in the form of Exhibit A hereto, including the consent of the Company and the Partnership, which consent may be granted or withheld by the Company and the Partnership in their discretion, shall be deemed to be a party to this Agreement as a Holder, and shall have the rights and be subject to all the obligations of a Holder under this Agreement in connection therewith as if it had executed this Agreement as an original signatory.
SECTION 9.8.    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next Business Day delivery, with written verification of receipt. All notices and other communications shall be sent to the Company or the Investors, respectively, at the address listed on the signature page hereof or at such other address as the Company or the Investors, respectively, may designate by ten (10) days’ advance written notice to the other parties hereto.
SECTION 9.9.    Specific Performance. The parties agree that, to the extent permitted by law, (a) the obligations imposed on them pursuant to this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party, damages would not be an adequate remedy; and (b) each of the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity.
SECTION 9.10.    Dispute Resolution. The provisions of Article VIII of the Contribution Agreement shall apply, mutatis mutandis, to all disputes, controversies or claims (whether arising in contract, tort or otherwise) that may arise out of or relate to, or arise under or in connection with this Agreement or the transactions contemplated hereby.
SECTION 9.11.    Governing Law; Jurisdiction. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles thereof. In addition, other than disputes, controversies or claims (whether arising in contract, tort or otherwise) governed by the mediation and/or arbitration procedures set forth in Article VIII of the Contribution Agreement, the parties agree that any legal action or proceeding regarding this Agreement shall be brought and determined exclusively in a state or federal court located within the State of New York.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.
THE COMPANY:
MGM GROWTH PROPERTIES LLC
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118

[Signature Page to Registration Rights Agreement]

THE HOLDERS:
MGM GRAND DETROIT, LLC,
A Delaware limited liability company
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
MANDALAY CORP.,
A Nevada corporation
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
RAMPARTS, INC.,
A Nevada corporation
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
NEW CASTLE CORP.,
A Nevada corporation
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118

[Signature Page to Registration Rights Agreement]

MGM RESORTS MISSISSIPPI, INC.,
A Mississippi corporation
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
VICTORIA PARTNERS,
A Nevada partnership

By:	MGM Resorts International, a Delaware corporation

Its:	Managing Venturer
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Chief Corporate Counsel
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
PARK DISTRICT HOLDINGS, LLC,
A Nevada limited liability company
By: /s/ Andrew Hagopian III
Name:    Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
NEW YORK-NEW YORK HOTEL & CASINO, LLC,
A Nevada limited liability company

[Signature Page to Registration Rights Agreement]

By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
THE MIRAGE CASINO-HOTEL, LLC,
A Nevada limited liability company
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
BEAU RIVAGE RESORTS, LLC,
A Mississippi limited liability company
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
MARINA DISTRICT DEVELOPMENT COMPANY, LLC,
A New Jersey limited liability company
By: /s/ Andrew Hagopian III
Andrew Hagopian III
Assistant Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118

[Signature Page to Registration Rights Agreement]

THE PARTNERSHIP:
MGM GROWTH PROPERTIES
OPERATING PARTNERSHIP LP
By: MGM Growth Properties OP GP LLC,
its general partner
By: /s/ Andrew Hagopian III
Name: Andrew Hagopian III
Title: Secretary
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118

[Signature Page to Registration Rights Agreement]

Exhibit A
FORM OF JOINDER AGREEMENT
[●], 20[●]
Reference is hereby made to the Amended and Restated Registration Rights Agreement, dated as of October 5, 2017 (as amended, supplemented, restated, waived or otherwise modified, the “Registration Rights Agreement”), by and among MGM Growth Properties LLC, a Delaware limited liability company (the “Company”), certain wholly owned subsidiaries of MGM Resorts International, a Delaware corporation (“MGM”) listed as “Holders” on the signature pages thereto, including any subsidiaries of MGM that have from time to time become party to the Registration Rights Agreement by joinder under the terms set forth therein (each a “Holder” and collectively, the “Holders”), the Permitted Transferees that became party thereto in accordance with the Registration Rights Agreement, the Joinder Parties that became party to the Registration Rights Agreement (any such Holders and Permitted Transferees referred to individually as an “Investor” and collectively as the “Investors”) and MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (the “Partnership”). Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.
1.Joinder to the Registration Rights Agreement. [●] (the “Joinder Party”) hereby agrees to become bound by the terms, conditions and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally included within the definition of “Holder” therein and as if the Joinder Party had executed the Registration Rights Agreement on the date thereof.
2.    Consent to Joinder. The Company and the Partnership hereby consent to the joinder of the Joinder Party to the Registration Rights Agreement, pursuant to Section 9.7(b) of the Registration Rights Agreement.
3.    Governing Law; Jurisdiction. This Joinder Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York irrespective of the choice of laws principles thereof.
4.    Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.
5.    Amendments. No amendment or waiver of any provision of this Joinder Agreement, not any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
6.    Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this counterpart as of the date first written above.
[●]
By:_____________________

THE COMPANY:
MGM GROWTH PROPERTIES LLC
By:
Name:
Title:
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118
THE PARTNERSHIP:
MGM GROWTH PROPERTIES
OPERATING PARTNERSHIP LP
By: MGM Growth Properties OP GP LLC,
its general partner
By:
Name:
Title:
6835 S. Rainbow Blvd., Suite 500
Las Vegas, Nevada 89118